China Wind Systems

CHINA WIND SYSTEMS, INC.

Corporate Presentation
September 2008



China Wind Systems

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and Exchange Commission. The forward-looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-looking statements.

China Wind Systems

Wind Power Economics Propels Our Business Model

Significant technology advances has made wind power one of the most attractive source of energy in the world

Power Source	$/kWh
Wind	*0.03-0.06*
Coal	0.02-0.05
Biofuel	0.07-0.09
Solar PV	0.20-0.60
Nuclear	0.02-0.06
Natural Gas	0.02-0.07

Source: US Data; Citi Investment Research, Nov 2007

China Wind Systems

China Wind Power's Rapid Growth Drives Our Business

- China onshore exploitable wind resources is estimated at 2,680 GW
- 3.45 GW of wind capacity installed in 2007, 158% increase over 2006
- Cumulative installed capacity of 6.05 GW by the end of 2007 , 10GW expected in 2008
- Capacity growth rate averaged at 46% per year in the last ten years
- Government offers subsidies to manufacturer of wind turbine components and builders of wind turbine
- Government target set at 30 GW installed capacity by 2020; industry analysts expect 100GW installed capacity by 2020


5MW wind turbine by REpower

Source: China Wind Power Report 2007, China Environmental Science Press
BTM Estimates; Morgan Stanley Research
Shi Pengfei, Chinese Wind Association, Mar. 14, 2007
Center for Wind and Solar Energy Resource Assessment, China Meteorological Administration

China Wind Systems

Industry Bottleneck Secures Our Opportunity

- **Government mandate = Domestic components of wind turbine generators should account for 70% of individual wind power projects by 2010**
- **Estimated gearbox supply is 3,793 MW in 2008 - estimated demand is 8,925 MW in 2008- increases in wind turbine size will prolong supply constraint**
- **China Wind Systems' primary strategic focus is to solve the bottleneck by providing forged components such as forged rolled rings, gear rims, and shafts used in gearboxes and yaw bearings**

Sources: Morgan Stanley Research; China Wind Power Report 2007


Unfinished shaft

"The wind power industry is experiencing such tremendous growth that the industry is facing a serious shortage of various components. The component shortages mainly involve gearboxes and yaw bearings. The component shortage has limited the industry's overall growth rate and resulted in large backorders for wind turbine and system manufacturers. At the end of 2006, wind farms developers had to wait 12 months for turbines to be delivered and this delay may grow to 18 to 24 months. Demand in 2007 is expected to be 20 gigawatts and supply is only expected to be 17 gigawatts, resulting in a 3-gigawatt shortage according to the Global Wind Energy Council."

- Richard W. Asplund, "Profiting from Clean Energy", pp 137 (Copyright 2008)
*Emphasis added

China Wind Systems

Moving into the Wind Power Industry

	Current Capacity	Expansion Phase I	Expansion Phase II
Products	Rolled rings up to 3 meters diameter	Rolled rings up to 6.3 meters diameter rolled rings, flanges, shafts, and gear rims	Gearbox and yaw bearings
Equipment Installation	None	Jan 08 - Sept 08	Dec 08 – Dec 10
Production Start	April 2007	Oct 2008	January 2011
Design Capacity	8,500 tons of rolled rings	40,000 tons of rolled rings, flanges, shafts and gear rims	400 Gearbox 200 Yaw Bearings
Expected Gross Margins	22%	28%-34%	28% - 32%

CWSI		Actual Capacity @			
Design Capacity (Annual in tons) *	40,000	100%	90%	70%	50%
Total Tonnage Output		40,000	36,000	28,000	20,000
Average Price/Tonnage (2008 RMB)		15,000	15,000	15,000	15,000
Revenue (RMB)		600,000,000	540,000,000	420,000,000	300,000,000
Exchange Rate		6.8	6.8	6.8	6.8
Revenue (in USD)		88,235,294	79,411,765	61,764,705	44,117,647
Average Gross Margin %		34%	34%	33%	31%
Gross Profit (in USD)		30,000,000	27,000,000	20,382,352	13,676,470

**Two 8 hours shifts per day in an eleven months year*

China Wind Systems

Phase I and Phase II Expansion Milestones

Jan-11 Produce gearboxes and yaw bearings: Phase II

Dec-10 Phase II expansion completed

Jun-10 Begin production of gearbox prototypes and yaw bearings; obtain International certification : Phase II

Dec-09 Establish gearbox inspection center: Phase II

Aug-09 Construction of new manufacturing facility partially completed and partial completion of equipment installation: Phase II

Dec-08 Planning stage for Phase II expansion; produce gear box and yaw bearings; establish R&D Center: Phase II

Oct-08 Actual production for rolled rings, shafts and gear rims: Phase I

Sep-08 Trial Production in new facility for rolled rings, shafts: Phase I

Jul-08 Installation of new equipment: Phase I

Jun-08 Second quarter 2008 forged rolled rings sales for wind and other industries exceeded $4MM

Jun-08 Completed construction of supporting facility: Phase I

Mar-08 First quarter 2008 forged rolled rings sales for wind and other industries surpassed $3 MM

Jan-08 Purchased equipment for new manufacturing facility: Phase I

Dec-07 Sales of forged rolled rings for wind and other industries reached $1.5 MM for the quarter ended 12/31/2007

Aug-07 Completed construction of manufacturing facility: Phase I

Apr-07 Began to sell forged rolled rings for use in the wind power industry

China Wind Systems

Company Overview

- **Leading metal fabricator of components for heavy machinery industries**
- **State-of-the-art (108,000 SF) manufacturing facility**
- **Time-tested innovative engineers and skilled technicians**
- **Growth strategy into the fast growing $8.59 billion China wind-power equipment market**
- **Supply forged rolled rings used in yaw bearings and gearboxes since April 2007**
  - Rings ≤ 3 meters in diameter, for use in wind turbine units ≤ 3 MW
- **Geared up to supply & manufacture forged rolled rings, flanges, shafts and gear rims for largest turbines in October 2008**
  - Rings ≤6.3 meters in diameter, for use in up to 5 MW wind turbine units
  - Shafts used in 1MW-3MW wind turbine units
  - Gear rims for used in gearbox
  - Flanges for tower
- **Added to the First Trust Global Wind Energy ETF, "FAN," joining wind industry leaders such as Nordex and Vestas Wind Systems among others**


Rolled rings


Gear Rim

China Wind Systems

First Mover Advantage Keeps Us Ahead of the Curve

Competitive Advantages:

- Scalable production capability to meet varied market needs
- Critical QAQC certification and capability to ensure quality and safety
- Internal innovation capability to lead new product development
- Track record of dealing with major SOE customers
- Cost benefit of being close to major transportation hub/port
- Strong managerial capability to accelerate company's leadership role in the industry
- 1.5-2 years ahead of the competition


China's Wind Power Installed Capacity Growth
(MW)
20,000
15,000
10,000
5,000
6,050
7,368
10,368
13,368
17,368
2007
2008E
2009E
2010E
2011E

Source: BTM estimates; Morgan Stanley Research


Yaw Bearing

China Wind Systems

Interior of Wind Turbine Unit


Pitch
Low-speed shaft
Rotor
Gear box
Generator
Wind direction
Controller
Anemometer
Brake
Yaw drive
Wind Vane
Yaw motor
High-speed shaft
Nacelle
Blades
Tower

Source: U.S. Department of Energy

% Cost Breakdown of A Windmill	
Component	Percent
Blade	19%
Electrical Control System	16%
Gearbox	15%
Tower	9%
Generator	8%
Hub	7%
Yaw System	5%
Spare Parts	5%
Nacelle	4%
Main Shaft	4%
Central Monitoring/Control System	3%
General Assembly	3%
Hydraulic System	2%

Source: Morgan Stanley Research

**We supply forged products for wind power components*

China Wind Systems

Leveraging on Existing Wind Customer Base

*Subsidiaries of a large SOE

Existing Wind Customers

Name of Company*	Revenues-2007	Revenues-YTD	Product
Luoyang Shengia Zhoucheng Co Ltd	RMB 4.5 Mil	RMB 10 Mil	Rolled rings
Luoyang Heavy Zhoucheng Co. Ltd	RMB 5 Mil	RMB 6.5 Mil	Rolled rings
Luoyang Huizhuo Zhoucheng Co. Ltd	2008 New Customer	RMB 13 Mil	Rolled rings
Luoyang Chengbang Zhoucheng Co. Ltd	2008 New Customer	RMB 12 Mil	Rolled rings
Luoyang UBT Bearing Co. Ltd	2008 New Customer	RMB 4.3 Mil	Rolled rings
Luoyang Zhuxin Zhoucheng Co. Ltd	2008 New Customer	RMB 3.6 Mil	Rolled rings

Target Wind Customers

Name of Company	Country	Product
Sinovel Wind Co.,Ltd	China	Rolled rings, shafts, gear rims
Nanjing Highspeed & Accurate Gear Group Co., LTD	China	Shafts, gear rims
Hangzhou Advance gearbox group Co. Ltd	China	Shafts, gear rims
China Guodian Corporation	China	Shafts
Gamesa	USA	Flanges
A Power Energy Generation Systems, Ltd	China	Tower, Flanges, gearbox
Chongqing Gearbox Co. Ltd	China	Shafts, gear rims
Suzlon	India	Rolled rings, gear rims

Strong Growth



$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
18.2
4.68
3.13
24.4
5.26
3.98
45.0
9.0
7.0
8.6
1.91
1.28
19.6
3.51
2.40
4.5
1.02
0.71
11.2
2.03
1.41
2006
2007
2008e
6 Mos 07
6 Mos 08
Q2 07
Q2 08
Revenues
EBIT
Net Income

Notes:

Income tax rate: 33%, 2005-2007; 25%, 2008

2007 net income before and after-tax excluded, $6.7 MM in one-time tax benefit, Q3, 2007 and one-time non-cash charge of $0.3 mil, related to amortization of debt to interest expense

6 Months 2008 net income adds back one-time non-cash charge of ($2.3) MM, related to amortization of debt to interest expense

China Wind Systems

Revenue Breakdown


$50,000,000
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
Q107
Q207
Q307
Q407
2007
Q108
Q208
Q408
2008
Forged Products - Wind Related
Forged Products - Other industries
Coking equipment

China Wind Systems

Experienced Executive Team

Mr. Jianhua Wu, Chairman / CEO

Founding CEO, Huayang Companies; over 20 years of machinery experience; holds a certificate in Mechanical engineering. Founding member of China Wind Association.

Mr. Adam Wasserman, CPA, CFO

CEO, CFO Oncall, Inc., an accounting consulting firm, 1999; holds CFO titles for Transax International Ltd, since May 2005, Lotus Pharmaceuticals, Inc. since October 2006, Gold Horse Intl. Inc. since July 2007, and Genesis Technology Group, Inc, from 2000 to September 2007; holds a B.S. in Accounting from the State University of New York, Albany.

Mr. Leo Wang, VP/ Finance

Former CFO of Renhuang Pharmaceuticals, Inc. Principal and Founder of Cambridge Invest, an investment advisory firm; previous experience with Global Guardian Group (hedge fund), Fleet Boston Financial Corp (now merged with Bank of America) and Norwegian Ministry of Finance; NSF scholar at Harvard University; holds MBA in finance from Massachusetts Institute of Technology and PhD in Economics from University of Oslo.

Mr. Yan Hua, VP / Operations

Previously a Partner of Wuxi Zhong Qiang Heavy Machinery, Inc.; prior roles as General Manager at Zhong Qiang Heavy Machinery Inc. and Assistant Electrical Engineer at Huayang Companies; holds B.S. from Nanjing University of Science and Technology.

Mr. Chen Yao Hong, Chief Engineer

Previous experience in optical Instrument design and radar design; holds a certificate of Mechanical Engineer. BS in Mechanical Design.

Mr. Wei Zhao- Engineer

Over 23 years of experience in the heavy machinery industry, specializing in heating treatment and metallurgy. Previous roles as material treatment Engineer, heating treatment Chief Engineer and Chief Technology Officer; in-depth experience in forging and casting technology; holds a Bachelor's degree in Metallurgy.

Mr. Bo Xiong Shen, Director / Business Development

28 years experience with progress responsibilities including Technician Technology Innovation Manager, Director of External Economic Affairs, General Manager of Import and Export at Nanjing Machine Tools Corp.; in-depth experience in manufacturing large size mechanical bearings and gearbox; holds a certificate of Sr. Mechanical Engineer, B.S. Beijing University of Mechanical Technology.

Gerry Goldberg, Independent Director

Chairman, Audit Committee of China Wind Systems; over 30 years of industry experience in service, distribution, retail, real estate, non-profit entities and manufacturing industries, with a strong emphasis in taxation and business advisory services; head of the U.S Public company audit division of Schwartz Levitsky Feldman LLP (SLF); well versed in Chinese business environment; active involvement in audits of various public international companies listed in the U.S and Canada.

Raymond Pirtle,Jr., Independent Director

Chairman, Compensation Committee of China Wind Systems; over 40 years of experience in the financial services sector; chief manager of Claridge Company, LLC; founder and former senior managing director of Avondale Partners, LLC; former managing director and director of SunTrust Equitable Securities Corporation; General Partner of J.C Bradford & Co. from 1966 to 1989; current director of Premiere Global Services, Inc., Ice Web, Inc. and Tricell, Inc.

China Wind Systems

Investment Highlights

- **Mature industrial equipment business manufacturing textile & electrical power equipment that will continue to generate profitable sales**
- **Redeploy technical expertise in producing high precision wind power components**
- **Transforming into a leading supplier of wind power components to address the shortages in the industry**
- **Solid financial performance to date & confidence going forward with most growth expected in wind energy, and in the higher-margin wind turbine components**
- **New state-of-the-art manufacturing facility in Wuxi City to ensure delivery of products**
- **Experienced management team and skilled workforce with track record of success to build CSWI into a world-class organization**


wind turbine
1
2
3


Hydraulic press

China Wind Systems

Appendix I: Equity Snapshot

Ticker (OTC BB):	CWSI
Price (9/12/08):	$1.75
Market Cap:	$107.9 mil
Revenues (ttm):	$35.5 mil
Net Income (ttm):	$5.2* mil
Diluted Shares Outstanding, 06/30/08:	61.7** mil
EPS (ttm):	$0.08*
P/E (ttm):	21.88*
P/S (ttm):	3.0

**61,666,621 weighted average diluted shares outstanding, June 30, 2008; ttm 6/30/08

* Net income, EPS, P/E, non-GAAP: deduct $6.7 mil from Q3 2007, which is a one time amount for forgiveness of VAT and income taxes; add back ($2.6) MM, a one-time, non-cash interest expense related to the amortization of $5.525 mil in convertible debt from Q4 2007 and Q1 2008.

China Wind Systems

Appendix II: Corporate Structure


CWSI.OB
100%
Fulland Ltd.
100%
100%
WFOE
Wuxi Fulland Wind Energy Equipment Co., Ltd ("Wind Power")
Green Power Environmental Technologies Co., Ltd ("Green Power")
WFOE
Contractual Arrangement
Contractual Arrangement
Wuxi Huayang Dye Machine Co., Ltd. ("Huayang Dye Machine")
Wuxi Huayang Electrical Power Equipment Co., Ltd (Huayang Electrical Power Equipment)

China Wind Systems

Appendix III: Capitalization Structure

Share Type	Number of Shares
Common Shares issued and outstanding	39,656,241
Common Stock issuable upon conversion of series A preferred stock	14,028,189
Shares issuable upon exercise of warrants at $0.50	400,000
Shares issuable upon exercise of warrants at $0.58	9,703,504
Shares issuable upon exercise of warrants at $0.83	5,588,252
Shares issuable upon exercise of warrants at $0.92	2,065,000
Total, fully diluted shares:	71,441,186

June 30, 2008

China Wind Systems

Appendix IV: Summary Balance Sheet

($ in thousands)	06/30/08	03/31/08
	(unaudited)	(unaudited)
Cash and Cash Equivalents	$2,274	$ 2,580
Current Assets	9,760	10,353
Total Assets	33,457	29,715
Current debt	1,019	$997
Total Liabilities	3,977	2,949
Total Stockholders' Equity	29,479	26,766

China Wind Systems

Appendix V: Summary Income Statement

($ in thousands)

	Q2 08	Q2 07	YoY%	6mos08	6mos07	YoY%
Revenues	$11,183	$4,460	150.7%	$19,630	$8,589	128.5%
Gross Profit	2,763	1,325	108.5%	4,938	2,392	106.4%
Operating Income	2,202	1,021	115.7%	3,682	1,909	92.8%
Net Income	1,581	706	123.9%	2,446	1,288	89.9%
EPS	0.02	0.02		0.07	0.04	
Gross Margin	24.7%	29.7%		25.2%	27.8%	
Operating Margin	19.7%	22.9%		18.8%	22.2%	

Source: Company's SEC filings

Net income, EPS, includes $(2.36) million, a one-time non-cash charge of $2.26 related to amortization of debt to interest expense, $0.02 mil related to amortization of debt issuance cost, and $0.08 mil related stock based compensation expense, Q2 2008

@ Net income excludes one-time income net of $6.7 million related to forgiveness of VAT and income taxes, Q3, 2007 and a one-time non-cash charge of $0.4 related to amortization of debt to interest expense in Q4 2007

* Based on 61.7 mil weighted diluted shares, June 30, 2008

China Wind Systems

Appendix 6: Non-GAAP Reconciliation Data

	For the Six Months ended June 30, 2008			
		Net Income		Diluted EPS
Adjusted Amount of Net Income available to Common Shareholders	$	2,446,413	$	0.06
Adjustment				
Interest expenses related to amortization of convertion of convertible debt to common stock (1)		2,263,661		0.06
Amortization of debt issuance costs (2)		21,429		0.00
Deemed preferred dividend (3)		2,884,062		0.08
Amount per consolidated statement of operations	$	(2,722,739)	$	(0.07)
(1) One-time, non-cash interest expenses related to amortization of debt discount to interest expense, Q1 2008				
(2) Amortization related to debt issuance				
(3) One-time non-cash deemed preferred dividend related to issuance of stock warrants upon conversion of convertible debt to series A preferred stock				
Weighted average diluted shares, 61,666,621 for six months ended June 30,2008 and 36,577,704 for six months ended June 30, 2007				

China Wind Systems

Appendix 7: Non-GAAP Reconciliation Data

	For the Year Ended December 31, 2007	
	Net Income	Diluted EPS
Adjusted Amount of Net Income available to Common Shareholders	$ 3,938,578	$ 0.10
Adjustments		
Other expenses related to issuance of debt (1)	380,848	0.01
Other income from forgiveness of VAT and income taxes (2)	(6,710,011)	(0.17)
Amount per consolidated statement of operations	$ 10,312,741	$ 0.27
(1) Includes 377,277 in amortization of debt discount and 3,571 in amortiziation of debt offering costs in Q4 2007		
(2) One-time tax relief in VAT and income taxes in the third quarter of 2007		
Weighted average diluted shares, 61,666,621 for six months ended June 30,2008 and 36,577,704 for six months ended June 30, 2007		

China Wind Systems

Contact

Company Contact:
China Wind Systems, Inc
Leo Wang, Vice President, Finance
No. 9 Yanyu Middle Road
Quinzhou Village, Huishan District,
Wuxi City, Jiangsu Province, PRC
Tel:1 (917) 455-7735
E-mail: leo.wang@chinawindsystems.com

Legal Contact:
Asher S. Levitsky P.C.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Telephone: 1 (212) 981-6767
E-mail: ALevitsky@srff.com

Investor Relations:
CCG Investor Relations, Inc
Crocker Coulson, President
1325 Avenue of Americas
Suite 2800
New York, NY 10019
Tel: 1 (646) 213-1915
E-mail: crocker.coulson@ccgir.com

External Auditors:
Sherb & Company, LLP
1900 NW Corporate Boulevard
Suite E210
Boca Raton, FL 33431
Tel: 1 (561) 886-4200